Exhibit 99

FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President — Investor Relations and Communications
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS SECOND
QUARTER 2011 RESULTS
     2011 Second Quarter Commentary
•	Sales declined one percent to $2.0 billion.

•	Results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, compared to the second quarter of 2010 were as follows:
•	Gross profit margins were 26.9 percent compared to 28.4 percent.

•	Operating profit margins were 5.5 percent compared to 8.3 percent.

•	Income was $.05 per common share compared to $.16 per common share.
•	Income, as reported, was $.02 per common share compared to $.01 per common share for the second quarter of 2010.

•	Working capital as a percent of sales improved to 15.6 percent at June 30, 2011, compared to 16.1 percent at June 30, 2010.

•	We ended the second quarter of 2011 with over $1.6 billion of cash.
Taylor, Mich., (July 25, 2011) — Masco Corporation (NYSE: MAS) today reported that net sales for the second quarter ended June 30, 2011 decreased one percent to $2.0 billion, compared to the second quarter of 2010. North American sales decreased six percent and International sales increased 18 percent. In local currencies, International sales increased five percent compared with the second quarter of 2010.
Income was $.05 per common share and $.16 per common share for the second quarters of 2011 and 2010, respectively, excluding the items in Exhibit A and with a normalized tax rate of 36 percent. Including these items, income, as reported was $.02 per common share and $.01 per common share for the second quarters ended June 30, 2011 and 2010, respectively.
“Our sales would have increased one percent (excluding cabinet products that we have exited, as previously announced) compared to second quarter 2010, reflecting strong sales of plumbing related products driven by share gains of our Hansgrohe and Delta brands and foreign currency translation. The second quarter of 2011 was negatively impacted by continued declines in new home construction and in the deferral of “big ticket” repair and remodel activity,” said Tim Wadhams. “We completed several of the major initiatives that have been underway in our installation services and North American cabinet operations which marked significant milestones for these businesses. We believe that our installation business gained share sequentially in the second quarter of 2011 and our North American cabinet business maintained share in the second quarter of 2011, continuing the momentum from the first quarter of 2011. In addition, we further reduced cabinet capacity by idling another manufacturing facility.”
Income for the three months ended June 30, 2011 included $33 million of pre-tax gains ($.06 per common share, after tax) related to the sale of financial investments. Income for the three months ended June 30, 2010 included $33 million of pre-tax charges ($.06 per common share, after tax) related to the impairment of financial investments.
We continue to focus on the rationalization of our businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the second quarters of 2011 and 2010, we incurred costs and charges of $15 million pre-tax ($.03 per common share, after tax) and $51 million pre-tax ($.09 per common share, after tax), respectively, related to these initiatives.
Outlook 2011
“The lack of job creation, high cost of energy and declining consumer confidence have made forecasting the timing and strength of the recovery extremely difficult. Most economists have reduced their forecasts for 2011, including housing start levels which are now projected to be flat with 2010. As such, we believe that growth in the second half of 2011 will be challenged. Longer-term however, we are confident about the fundamentals for the new home construction and home improvement markets and we are optimistic about the future,” said Tim Wadhams. “We will continue to focus on the things we can control to improve our execution and strengthen our brands. We have several new programs that we are funding today that we believe will drive future growth opportunities across our businesses. We are very encouraged with the progress we are making to increase our penetration with North American cabinet dealers and with the professional painter. We also have exciting new programs that will launch later this year in plumbing, cabinets and builders hardware and we continue to invest in the development of international opportunities for paint and plumbing. We expect that improvements in our markets and in consumer spending, together with the changes we are driving across Masco and our financial strength will create significant value for our shareholders.”
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2011 second quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on July 25, 2011 and will be available on the Company’s Web site at www.masco.com.

A conference call regarding items contained in this release is scheduled for Tuesday, July 26, 2011 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-9304 (confirmation #6636952). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site.
A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #6636952) approximately two hours after the end of the call and will continue through August 2, 2011.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, shifts in consumer preferences and purchasing practices, and our ability to achieve cost savings through the Masco Business System and other initiatives. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.
The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s Web site at www.masco.com.

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months and Six Months Ended June 30, 2011 and 2010
(In Millions, Except Per Common Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net sales	$2,022	$2,048	$3,794	$3,900
Cost of Sales	1,490	1,502	2,837	2,862

Gross profit	532	546	957	1,038

Selling, general and administrative expenses	441	427	845	841

Operating profit	91	119	112	197

Other income (expense), net	(33)	(103)	(75)	(159)

Income before income taxes	58	16	37	38

Income tax expense	38	4	51	22

Net income (loss)	20	12	(14)	16

Less: Net income attributable to non-controlling interest	(12)	(9)	(24)	(20)

Net income (loss) attributable to Masco Corporation	$8	$3	$(38)	$(4)

Income (loss) per common share attributable to Masco
Corporation (diluted):
Net income (loss) attributable to Masco Corporation	$0.02	$0.01	$(0.11)	$(0.02)

Average diluted common shares outstanding	349	349	348	349

Amounts attributable to Masco Corporation:
Net income (loss) attributable to Masco Corporation	$8	$3	$(38)	$(4)

Masco Corporation
Key Financial Data As Reported — Unaudited
Q2 — 2011 and 2010
(In Millions, Except Earnings Per Share)

Sales & Earnings	6/30/2011	6/30/2010	Change
Net Sales	$2,022	$2,048	-1%
Operating Profit	$91	$119	N/A
Operating Profit % of Net Sales	4.5%	5.8%	(130)	bps
Other Income (Expense), Net	$(33)	$(103)	$70
Income Tax Expense	$38	$4	N/A
Income Attributable to Masco Corporation	$8	$3	N/A
Diluted EPS	$0.02	$0.01	N/A

Operating Expenses	6/30/2011	6/30/2010	Change
Cost of Sales	$1,490	$1,502	-1%
Gross Margin	26.3%	26.7%	(40)	bps
SG&A Expenses (Including GCE)	$441	$427	3%
SG&A as a % of net sales	21.8%	20.8%	(100)	bps
General Corporate Expense (GCE)	$36	$27	33%
General Corp Expense as a % of net sales	1.8%	1.3%	50	bps

Business Segments	6/30/2011	6/30/2010	Change
Cabinets and Related Products:
Net Sales	$330	$400	-18%
Operating Loss	$(27)	$(37)	N/A
Operating Loss % of Net Sales	-8.2%	-9.3%	110	bps
Plumbing Products:
Net Sales	$761	$682	12%
Operating Profit	$95	$86	N/A
Operating Profit % of Net Sales	12.5%	12.6%	(10)	bps
Installation and Other Services:
Net Sales	$294	$309	-5%
Operating Loss	$(26)	$(23)	N/A
Operating Loss % of Net Sales	-8.8%	-7.4%	(140)	bps
Decorative Architectural Products:
Net Sales	$492	$505	-3%
Operating Profit	$90	$109	N/A
Operating Profit % of Net Sales	18.3%	21.6%	(330)	bps
Other Specialty Products:
Net Sales	$145	$152	-5%
Operating Profit	$—	$11	N/A
Operating Profit % of Net Sales	0.0%	7.2%	(720)	bps

Total Segment Reported:
Net Sales	$2,022	$2,048	-1%
Operating Profit	$132	$146	N/A
Operating Profit % of Net Sales	6.5%	7.1%	(60)	bps

Business Regions	6/30/2011	6/30/2010	Change
North America
Net Sales	$1,563	$1,659	-6%
Operating Profit	$87	$114	N/A
Operating Profit % of Net Sales	5.6%	6.9%	(130)	bps
International, principally Europe
Net Sales	$459	$389	18%
Operating Profit	$45	$32	N/A
Operating Profit % of Net Sales	9.8%	8.2%	160	bps

Masco Corporation
Key Financial Data As Reported — Unaudited
Year-to-date June 30, 2011 and 2010
(In Millions, Except Earnings Per Share)

Sales & Earnings	6/30/2011	6/30/2010	Change
Net Sales	$3,794	$3,900	-3%
Operating Profit	$112	$197	N/A
Operating Profit % of Net Sales	3.0%	5.1%	(210)	bps
Other Income (Expense), Net	$(75)	$(159)	$84
Income Tax Expense	$51	$22	N/A
(Loss) Attributable to Masco Corporation	$(38)	$(4)	N/A
Diluted EPS	$(0.11)	$(0.02)	N/A

Operating Expenses	6/30/2011	6/30/2010	Change
Cost of Sales	$2,837	$2,862	-1%
Gross Margin	25.2%	26.6%	(140)	bps
SG&A Expenses (Including GCE)	$845	$841	0%
SG&A as a % of net sales	22.3%	21.6%	(70)	bps
General Corporate Expense (GCE)	$68	$57	19%
General Corp Expense as a % of net sales	1.8%	1.5%	30	bps

Business Segments	6/30/2011	6/30/2010	Change
Cabinets and Related Products:
Net Sales	$637	$803	-21%
Operating Loss	$(77)	$(52)	N/A
Operating Loss % of Net Sales	-12.1%	-6.5%	(560)	bps
Plumbing Products:
Net Sales	$1,471	$1,345	9%
Operating Profit	$179	$170	N/A
Operating Profit % of Net Sales	12.2%	12.6%	(40)	bps
Installation and Other Services:
Net Sales	$548	$582	-6%
Operating Loss	$(66)	$(65)	N/A
Operating Loss % of Net Sales	-12.0%	-11.2%	(80)	bps
Decorative Architectural Products:
Net Sales	$867	$894	-3%
Operating Profit	$159	$196	N/A
Operating Profit % of Net Sales	18.3%	21.9%	(360)	bps
Other Specialty Products:
Net Sales	$271	$276	-2%
Operating (Loss) Profit	$(10)	$5	N/A
Operating (Loss) Profit % of Net Sales	-3.7%	1.8%	(550)	bps

Total Segment Reported:
Net Sales	$3,794	$3,900	-3%
Operating Profit	$185	$254	N/A
Operating Profit % of Net Sales	4.9%	6.5%	(160)	bps

Masco Corporation
Key Financial Data As Reported — Unaudited
Year-to-date June 30, 2011 and 2010
(In Millions, Except Earnings Per Share)

Business Regions	6/30/2011	6/30/2010	Change
North America
Net Sales	$2,896	$3,089	-6%
Operating Profit	$98	$178	N/A
Operating Profit % of Net Sales	3.4%	5.8%	(240)	bps
International, principally Europe
Net Sales	$898	$811	11%
Operating Profit	$87	$76	N/A
Operating Profit % of Net Sales	9.7%	9.4%	30	bps

Working Capital	6/30/2011	6/30/2010
Receivable Days	50	50	—
Inventory Days	59	55	4
Payable Days	59	51	8
Working Capital (Receivables+Inventory-Payables)	$1,168	$1,268	-8%
Working Capital as a % of Sales (As Reported TTM1)	15.6%	16.1%	(50)	bps

Other	6/30/2011	6/30/2010
Dividend Payments	$54	$54
Cash Paid for Share Repurchases[2]	$30	$45
Common Shares Repurchased[2]	2	3
CAPEX	$67	$62
Depreciation and Amortization	$137	$137
Average diluted common shares outstanding	348	349

Balance Sheet Information
Long-Term Debt	$4,027	$4,038
Notes Payable	$65	$66
Total Debt	$4,092	$4,104
Shareholders’ Equity	$1,537	$2,608
Debt to Capital	73%	61%
Cash	1,611	1,384

[1]	— Trailing Twelve Months

[2]	— Common shares were repurchased to offset the effect of stock award grants in the first quarters of 2011 and 2010.

MASCO CORPORATION
Reconciliations — Exhibit A
For the Three Months Ended June 30, 2011 and 2010
(In Millions, Except Per Common Share Data)
Gross Profit and Operating Profit Reconciliations

	Three Months Ended
	June 30,
	2011	2010
Sales	$2,022	$2,048

Gross profit, as reported	$532	$546

Rationalization charges	11	36

Gross profit, as adjusted	$543	$582

Gross margin, as reported	26.3%	26.7%
Gross margin, as adjusted	26.9%	28.4%

Operating profit, as reported	$91	$119

Rationalization charges	15	51

Litigation charge	5	—

Operating profit, as adjusted	$111	$170

Operating margin, as reported	4.5%	5.8%
Operating margin, as adjusted	5.5%	8.3%
Earnings Per Common Share Reconciliation

	Three Months Ended
	June 30,
	2011	2010
Income before income taxes — as reported	$58	$16

Rationalization charges	15	51

Litigation charge	5

(Gains) losses from financial investments	(33)	—

Impairment of financial investments	—	33

Income before income taxes — as adjusted	$45	$100

Tax at 36% rate	(16)	(36)

Less: Net income attributable to non-controlling interest	(12)	(9)

Net income — as adjusted	$17	$55

Earnings per common share — as adjusted	$0.05	$0.16

Shares outstanding	349	349
The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

Masco Corporation — 2nd Quarter 2011

Page
1	Condensed Consolidated Statements of Operations - 2011 & 2010 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations - 2011 & 2010 by Quarter — Unaudited

3	2011 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

4	2011 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

5	2011 Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

6	2010 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	2010 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

8	2010 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

9	Other Income (Expense), Net - 2011 & 2010 by Quarter — Unaudited

10	Condensed Consolidated Balance Sheets — Unaudited

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

12	Operating Profit and Margins — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2011 & 2010 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2011					2010
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales				$2,022	$1,772	$7,592	$1,735	$1,957	$2,048	$1,852

Cost of Sales				1,490	1,347	5,752	1,427	1,463	1,502	1,360

Gross Profit				532	425	1,840	308	494	546	492
(Gross Margin as a % of Sales)				26.3%	24.0%	24.2%	17.8%	25.2%	26.7%	26.6%
SG&A Expense (before lines 1, 2, 3)				400	372	1,508	359	365	400	384
(S,G&A Expense as a % of Sales)				19.8%	21.0%	19.9%	20.7%	18.7%	19.5%	20.7%
Operating Profit (before lines 1, 2, 3)				132	53	332	(51)	129	146	108
(Operating Margin as a % of Sales)				6.5%	3.0%	4.4%	-2.9%	6.6%	7.1%	5.8%
1 General Corporate Expense (GCE), Net				36	32	110	26	27	27	30
S,G&A Expense as a % of Sales (including lines 1, 2, 3)				21.8%	22.8%	30.8%	63.7%	20.0%	20.8%	22.4%
2 Charge for Litigation Settlement				5	—	—	—	—	—	—
3 Impairment Charges for Goodwill and Other Intangible Assets				—	—	721	721	—	—	—

Operating Profit (Loss) per F/S				$91	$21	$(499)	$(798)	$102	$119	$78

Income (Loss) Per Common Share Attributable to Masco Corporation (Diluted):
Net Income (Loss)				$0.02	$(0.13)	$(3.00)	$(2.96)	$(0.02)	$0.01	$(0.02)

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2011 & 2010 — by Quarter — Unaudited
Notes:
-	Data exclude discontinued operations.

-	Operating results for the first and second quarters of 2011 include costs and charges related to business rationalizations and other initiatives of $32 million pre-tax ($.06 per common share, after tax) and $15 million pre-tax ($.03 per common share, after tax), respectively.

-	Operating results for the second quarter of 2011 include litigation settlement expense of $5 million pre-tax ($.01 per common share, after tax).

-	Net income (loss) for the first and second quarters of 2011 include income from financial investments of $17 million pre-tax ($.03 per common share, after tax) and $33 million, pre-tax ($.06 per common share, after tax), respectively.

-	Operating results for the fourth quarter of 2010 include non-cash impairment charges for goodwill and other intangible assets of $721 million pre-tax ($1.70 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2010 include costs and charges related to business rationalizations and other initiatives of $14 million pre-tax ($.03 per common share, after tax), $51 million pre-tax ($.09 per common share, after tax), $39 million pre-tax ($.07 per common share, after tax), and $104 million pre-tax ($.19 per common share, after tax), respectively.

-	Net income (loss) for the second and fourth quarters of 2010 include non-cash impairment charges for financial investments of $33 million pre-tax ($.06 per common share, after tax) and $1 million pre-tax respectively.

MASCO CORPORATION
Quarterly Segment Data — 2011
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$330	$307
- Plumbing Products				761	710
- Installation and Other Services				294	254
- Decorative Architectural Products				492	375
- Other Specialty Products				145	126

- Total				$2,022	$1,772

- North America				$1,563	$1,333
- International, principally Europe				459	439

- Total, as above				$2,022	$1,772

Operating (Loss) Profit:
- Cabinets and Related Products				$(21)	$(29)
- Plumbing Products				100	90
- Installation and Other Services				(24)	(38)
- Decorative Architectural Products				90	70
- Other Specialty Products				—	(10)

- Total				$145	$83

- North America				$100	$41
- International, principally Europe				45	42

- Total, as above				$145	$83

General Corporate Expense (GCE), Net				34	30

Charge for Litigation Settlement				5	—

Operating Profit (after GCE and Adjustments)				106	53

Other Income (Expense), Net				(33)	(42)

Income before Income Taxes				$73	$11

Margins:
- Cabinets and Related Products				-6.4%	-9.4%
- Plumbing Products				13.1%	12.7%
- Installation and Other Services				-8.2%	-15.0%
- Decorative Architectural Products				18.3%	18.7%
- Other Specialty Products				0.0%	-7.9%
- Total				7.2%	4.7%

- North America				6.4%	3.1%
- International, principally Europe				9.8%	9.6%
- Total, as above				7.2%	4.7%
Notes:
- Data exclude discontinued operations.
- Operating (loss) profit and margins by segment and geographic area are before general corporate expense.
- See 2011 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2011
Including Costs and Charges for Business Rationalizations and Other Initiatives
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$330	$307
- Plumbing Products				761	710
- Installation and Other Services				294	254
- Decorative Architectural Products				492	375
- Other Specialty Products				145	126

- Total				$2,022	$1,772

- North America				$1,563	$1,333
- International, principally Europe				459	439

- Total, as above				$2,022	$1,772

Operating (Loss) Profit:
- Cabinets and Related Products				$(27)	$(50)
- Plumbing Products				95	84
- Installation and Other Services				(26)	(40)
- Decorative Architectural Products				90	69
- Other Specialty Products				—	(10)

- Total				$132	$53

- North America				$87	$11
- International, principally Europe				45	42

- Total, as above				$132	$53

General Corporate Expense (GCE), Net				36	32

Charge for Litigation Settlement				5	—

Operating Profit (after GCE and Adjustments)				91	21

Other Income (Expense), Net				(33)	(42)

Income (Loss) before Income Taxes				$58	$(21)

Margins:
- Cabinets and Related Products				-8.2%	-16.3%
- Plumbing Products				12.5%	11.8%
- Installation and Other Services				-8.8%	-15.7%
- Decorative Architectural Products				18.3%	18.4%
- Other Specialty Products				0.0%	-7.9%
- Total				6.5%	3.0%

- North America				5.6%	0.8%
- International, principally Europe				9.8%	9.6%
- Total, as above				6.5%	3.0%
Notes:
- Data exclude discontinued operations.
- Operating (loss) profit and margins by segment and geographic area are before general corporate expense.
- See 2011 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2011
Costs and Charges for Business Rationalizations and Other Initiatives
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products				$6	$21
- Plumbing Products				5	6
- Installation and Other Services				2	2
- Decorative Architectural Products				—	1
- Other Specialty Products				—	—

- Total				$13	$30

- North America				$13	$30
- International, principally Europe				—	—

- Total, as above				$13	$30

General Corporate Expense (GCE), Net				2	2

- Total				$15	$32

Notes:
- Data exclude discontinued operations.
- Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount - reductions, system implementations and other initiatives.

MASCO CORPORATION
Quarterly Segment Data — 2010
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(71)	$(46)	$(27)	$6	$(4)
- Plumbing Products	347	70	100	92	85
- Installation and Other Services	(106)	(25)	(20)	(21)	(40)
- Decorative Architectural Products	350	50	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$539	$52	$168	$197	$122

- North America	$373	$21	$116	$160	$76
- International, principally Europe	166	31	52	37	46

- Total, as above	$539	$52	$168	$197	$122

General Corporate Expense (GCE), Net	109	25	27	27	30

Operating Profit (after GCE and Adjustments)	430	27	141	170	92

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$152	$(28)	$77	$67	$36

Margins:
- Cabinets and Related Products	-4.8%	-15.1%	-7.6%	1.5%	-1.0%
- Plumbing Products	12.9%	10.6%	14.6%	13.5%	12.8%
- Installation and Other Services	-9.2%	-9.2%	-6.8%	-6.8%	-14.7%
- Decorative Architectural Products	20.7%	14.9%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	7.1%	3.0%	8.6%	9.6%	6.6%

- North America	6.3%	1.6%	7.6%	9.6%	5.3%
- International, principally Europe	10.0%	7.3%	12.1%	9.5%	10.9%
- Total, as above	7.1%	3.0%	8.6%	9.6%	6.6%
Notes:
-	Data exclude discontinued operations.
-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.
-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2010
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(250)	$(137)	$(61)	$(37)	$(15)
- Plumbing Products	331	64	97	86	84
- Installation and Other Services	(834)	(747)	(22)	(23)	(42)
- Decorative Architectural Products	345	45	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$(389)	$(772)	$129	$146	$108

- North America	$(543)	$(800)	$79	$114	$64
- International, principally Europe	154	28	50	32	44

- Total, as above	$(389)	$(772)	$129	$146	$108

General Corporate Expense (GCE), Net	110	26	27	27	30

Operating Profit (after GCE and Adjustments)	(499)	(798)	102	119	78

Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$(777)	$(853)	$38	$16	$22

Margins:
- Cabinets and Related Products	-17.1%	-45.1%	-17.1%	-9.3%	-3.7%
- Plumbing Products	12.3%	9.7%	14.1%	12.6%	12.7%
- Installation and Other Services	-72.7%	-273.6%	-7.5%	-7.4%	-15.4%
- Decorative Architectural Products	20.4%	13.4%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	-5.1%	-44.5%	6.6%	7.1%	5.8%

- North America	-9.2%	-61.0%	5.2%	6.9%	4.5%
- International, principally Europe	9.3%	6.6%	11.7%	8.2%	10.4%
- Total, as above	-5.1%	-44.5%	6.6%	7.1%	5.8%

Notes:
-	Data exclude discontinued operations.
-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense.
-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2010
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$179	$91	$34	$43	$11
- Plumbing Products	15	5	3	6	1
- Installation and Other Services	8	2	2	2	2
- Decorative Architectural Products	5	5	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$207	$103	$39	$51	$14

- North America	$195	$100	$37	$46	$12
- International, principally Europe	12	3	2	5	2

- Total, as above	$207	$103	$39	$51	$14

General Corporate Expense (GCE), Net	1	1	—	—	—

- Total	$208	$104	$39	$51	$14

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	1	1	—	—	—
- Installation and Other Services	720	720	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$721	$721	$—	$—	$—

- North America	$721	$721	$—	$—	$—
- International, principally Europe	—	—	—	—	—

- Total, as above	$721	$721	$—	$—	$—

Notes:
-	Data exclude discontinued operations.
-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Other Income (Expense), Net
2011 & 2010 — by Quarter — Unaudited
(in millions)

	2011					2010
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense				$(64)	$(63)	$(251)	$(63)	$(63)	$(67)	$(58)

Income from Cash and Cash Investments				1	2	6	2	2	1	1

Other Interest Income				—	—	1	—	—	—	1

Realized Gains (Losses) from Financial Investments, Net				33	17	9	11	(3)	1	—

Impairment Charges for Financial Investments				—	—	(34)	(1)	—	(33)	—

Other, Net				(3)	2	(9)	(4)	—	(5)	—

Total Other Income (Expense), Net				$(33)	$(42)	$(278)	$(55)	$(64)	$(103)	$(56)

Notes:
-	Data exclude discontinued operations.
-	Other, Net, in 2011 includes currency gains (losses) of $2 million and $(3) million for the first and second quarters, respectively.
-	Other, Net, in 2010 includes currency (losses) gains of ($1) million, ($5) million, $4 million and $ for the first, second, third and fourth quarters, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	June 30,	December 31,
	2011	2010
Assets
Current Assets:
Cash and Cash Investments	$1,611	$1,715
Receivables	1,188	888
Inventories	901	732
Prepaid Expenses and Other	131	129

Total Current Assets	3,831	3,464
Property and Equipment, Net	1,698	1,737
Goodwill	2,399	2,383
Other Intangible Assets, Net	266	269
Other Assets	224	287

Total Assets	$8,418	$8,140

Liabilities
Current Liabilities:
Notes Payable	$65	$66
Accounts Payable	921	602
Accrued Liabilities	814	819

Total Current Liabilities	1,800	1,487
Long-Term Debt	4,027	4,032
Deferred Income Taxes and Other	1,054	1,039

Total Liabilities	6,881	6,558
Shareholders’ Equity	1,537	1,582

Total Liabilities and Shareholders’ Equity	$8,418	$8,140

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(dollars in millions)

	Three Months Ended
	June 30,
	2011	2010	% Δ
Net Sales, As Reported	$2,022	$2,048	-1%
- Acquisitions	—	—
- Currency Translation	(54)	—

Net Sales, Excluding Acquisitions and Currency Translation	$1,968	$2,048	-4%

North America Net Sales, As Reported	$1,563	$1,659	-6%
- Acquisitions		—
- Currency Translation	(4)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,559	$1,659	-6%

International Net Sales, As Reported	$459	$389	18%
- Acquisitions	—	—
- Currency Translation	(50)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$409	$389	5%

	Six Months Ended
	June 30,
	2011	2010	% Δ
As Reported	$3,794	$3,900	-3%
- Acquisitions	—	—
- Currency Translation	(54)	—

Net Sales, Excluding Acquisitions and Currency Translation	$3,740	$3,900	-4%

North America Net Sales, As Reported	$2,896	$3,089	-6%
- Acquisitions		—
- Currency Translation	(7)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$2,889	$3,089	-6%

International Net Sales, As Reported	$898	$811	11%
- Acquisitions	—	—
- Currency Translation	(47)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$851	$811	5%

Notes:
- Data exclude discontinued operations.
- The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are impacting growth.
- The Company also presents information comparing results of International operations from one period to another using constant exchange rates. Current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.
- The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in millions)

	Three Months Ended June 30,
	2011		2010
	$	Margin	$	Margin
Operating Profit, As Reported	$91	4.5%	$119	5.8%

Business Rationalizations and Other Initiatives	15		51

Charge for Litigation Settlement	5		—

Operating Profit, As Reconciled	$111	5.5%	$170	8.3%

	12 Months Ended June 30,
	2011		2010
	$	Margin	$	Margin
Operating (Loss) Profit, As Reported	$(584)	-7.8%	$138	1.8%

Impairment Charges for Goodwill and Other Intangible Assets	721		262

Business Rationalizations and Other Initiatives	190		113

Charge for Litigation Settlement, after tax	3		5

Operating Profit, As Reconciled	$330	4.4%	$518	6.6%

Notes:
- Data exclude discontinued operations.
- The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.